SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JUNE 22, 2005

$1,178,400,000 (Approximate)
REVISED COMPUTATIONAL MATERIALS

GMAC RFC (GRAPHIC OMITTED)

  Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS6

RAMP Series 2005-RS6 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

JUNE 22, 2005

CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained without charge by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

RAMP Series 2005-RS6

$1,178,400,000 (Approximate)

Characteristics of the Certificates (1)(2)(3)(4)

Class	Amount ($)	Ratings (S&P/Moody's/Fitch)	Bond Type	Delay Days	Interest Accrual Basis	Expected WAL (yrs) To Call	Principal Lockout/Window To Call	Exp. Maturity To Call	Final Scheduled Maturity
A-I-1	253,890,000	AAA/Aaa/AAA	Senior Floater	0	Actual/360	1.00	0 / 1 - 21	March 25, 2007	July 25, 2025
A-I-2	250,010,000	AAA/Aaa/AAA	Senior Floater	0	Actual/360	3.00	20 / 21 - 76	October 25, 2011	March 25, 2034
A-I-3	40,420,000	AAA/Aaa/AAA	Senior Floater	0	Actual/360	6.32	75 / 76 - 76	October 25, 2011	June 25, 2035
A-II (5)	433,080,000	AAA/Aaa/AAA	Senior Floater	0	Actual/360	2.32	0 / 1 - 76	October 25, 2011	June 25, 2035
M-1	51,000,000	AA+/Aa1/AA+	Mez Floater	0	Actual/360	4.58	41 / 42 - 76	October 25, 2011	June 25, 2035
M-2	33,000,000	AA/Aa2/AA	Mez Floater	0	Actual/360	4.49	40 / 41 - 76	October 25, 2011	June 25, 2035
M-3	21,000,000	AA-/Aa3/AA	Mez Floater	0	Actual/360	4.45	39 / 40 - 76	October 25, 2011	June 25, 2035
M-4	21,000,000	A+/A1/AA-	Mez Floater	0	Actual/360	4.42	38 / 39 - 76	October 25, 2011	June 25, 2035
M-5	7,800,000	A+/A2/AA-	Mez Floater	0	Actual/360	4.41	38 / 39 - 76	October 25, 2011	June 25, 2035
M-6	16,800,000	A/A3/A+	Mez Floater	0	Actual/360	4.40	37 / 38 - 76	October 25, 2011	June 25, 2035
M-7	14,400,000	BBB+/Baa1/A	Mez Floater	0	Actual/360	4.38	37 / 38 - 76	October 25, 2011	June 25, 2035
M-8	12,000,000	BBB/Baa2/A-	Mez Floater	0	Actual/360	4.38	37 / 38 - 76	October 25, 2011	June 25, 2035
M-9	12,000,000	BBB-/Baa3/BBB+	Mez Floater	0	Actual/360	4.36	36 / 37 - 76	October 25, 2011	June 25, 2035
M-10	12,000,000	BB+/Ba1/BBB-	Mez Floater	0	Actual/360	4.29	36 / 37 - 76	October 25, 2011	June 25, 2035
Offered Certificates	$1,178,400,000
B-1	4,800,000	BB+/NR/BB+	Sub Floater	0	Actual/360	4.05	36 / 37 - 66	December 25, 2010	June 25, 2035
Grand Total	$1,183,200,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A, Class M and Class B Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-I-2, Class A-I-3 and Class A-II Certificates will double and the margin on the Class M and Class B Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.
  Not offered hereby but will be offered via the prospectus supplement.

Transaction Overview
Issuer:	RAMP Series 2005-RS6 Trust.
Certificates:

The Class A-I-1, Class A-I-2 and Class A-I-3 Certificates (collectively, the "Class A-I Certificates") are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are referred to together as the "Class A Certificates."

The Class M-1 through Class M-10 Certificates (collectively, the "Class M Certificates") and the Class B-1 Certificates (the "Class B Certificates") are backed by the Group I Loans and the Group II Loans. The Class B Certificates are not offered hereby.

Co-Lead Managers:	Credit Suisse First Boston LLC (Bookrunner) and Residential Funding Securities Corporation.
Co-Managers:	Greenwich Capital Markets, Inc. and Banc of America Securities LLC
Swap Counterparty:	[TBD]
Depositor:	Residential Asset Mortgage Products, Inc. ("RAMP").
Trustee:	JPMorgan Chase Bank, National Association.
Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.
Subservicer:

Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately [87.35]% of the mortgage loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date:	June 1, 2005 after deducting payments due during the month of June 2005.
Settlement Date:	On or about June [29], 2005.
Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on July 25, 2005.
Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:

For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations:	None of the Certificates are expected to be ERISA eligible.
Legal Investments:	The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Status:	One or more REMIC elections.
Collateral Description:
  The Group I Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans described herein has an approximate aggregate principal balance of $655,758,576 as of the Cut-off Date.
  The Group II Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations. The statistical pool of Group II Loans described herein has an approximate aggregate principal balance of $521,735,650 as of the Cut-off Date.

Prepayment Assumptions:
  Fixed Rate - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).
  ARM - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call:

If the aggregate principal balance of the mortgage loans falls below 10% of the aggregate original principal balance of the mortgage loans (the "Optional Call Date"), Residential Funding or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

The Negotiated Conduit Asset Program:

The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

  Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.
  Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.
  Home Solution program, under which Residential Funding purchases first lien "A" quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt to income exceeds underwriting guidelines of Residential Fundings "Home Solution" program.
  AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for the Class M Certificates will include the subordination of the Class B Certificates.

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC")

C. Excess Spread.
Initially equal to approximately [285] bps per annum.

D. Swap Agreement.
Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Priority of Payments:

Payments to the holders of the Certificates will be made from the available amount generally as follows:

(1) Distribution of accrued and unpaid interest to the Certificates;

(2) Distribution of principal to the Certificates, in the priority described herein;

(3) Distribution of principal to the Certificates to cover realized losses;

(4) Distribution of additional principal to the Certificates to the extent necessary to maintain the required level of overcollateralization;

(5) Payment to the Certificates in respect of prepayment interest shortfalls;

(6) To the extent provided in the prospectus supplement, (a) payment to the Class A Certificates in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement, and (b) payment to the Class M Certificates and Class B Certificates, in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement;

(7) Payment to the Certificates in respect of current relief act shortfalls;

(8) To pay to the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(9) To the Swap Counterparty, any termination payment triggered by a swap termination event; and

(10) Distribution of any remaining funds to the non-offered Certificates.

Any payments under clauses (3), (4), (5), (6), (7), (8) and (10) shall be made from excess cash flow to the extent available and not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:

Class A Pass-Through Rates:

  On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-I-2, Class A-I-3 and Class A-II Certificates, One-Month LIBOR plus 2 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class M and Class B Pass-Through Rates:

  On each Distribution Date, the Pass-Through Rate on the Class M Certificates and Class B Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period minus (b) any net swap payments owed to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 360 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A, Class M or Class B Certificates is limited to the Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Basis Risk Shortfall Carry-Forward Amount"). The payments from the Swap Agreement will be available to cover any shortfalls on the Class A, Class M and Class B Certificates resulting from the application of the Net WAC Cap Rate.

Weighted Average Monthly Fees:	Master servicing fee and subservicing fee of approximately 0.41% per annum.
Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.
Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess cash flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for excess cash flow.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required Overcollateralization Amount:

With respect to any Distribution Date (a) if such Distribution Date is prior to the Stepdown Date, [1.40]% of the aggregate stated principal balance of the -mortgage loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) [2.80]% of the current aggregate stated principal balance of the mortgage loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided that on or after the Stepdown Date, if a Trigger Event is in effect, the Required Overcollateralization Amount will be the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Stepdown Date:

The Distribution Date which is the later to occur of (x) the Distribution Date in July 2008 and (y) the first distribution date on which the Senior Enhancement Percentage is equal to or greater than [37.10]%.

Trigger Event:

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 43.10% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

Months 37-48

2.75% in the first month plus an additional 1/12th of [1.55]% for every month thereafter

Months 49-60

4.30% in the first month plus an additional 1/12th of [1.25]% for every month thereafter

Months 61-72

5.55% in the first month plus an additional 1/12th of [0.70]% for every month thereafter

Months 73 and thereaftter

6.25%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.
Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.
Principal Distribution Amount:

As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the mortgage loans other than Subsequent Recoveries minus any net swap payments or swap termination payment not due to a swap provider trigger event owing to the Swap Counterparty remaining unpaid (after application of interest collections used for this purpose on such Distribution Date) and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date; and
  the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and the Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A-I Principal Distribution:

The Class A-I Principal Distribution Amount will be distributed, sequentially, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class A-II Principal Distribution:	The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates until the certificate principal balance thereof has been reduced to zero.
Class A-I Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Class A-II Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M- 2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-10 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Principal Distribution Amounts; and
  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Subordination Percentage:	As to any class of Class A, Class M or Class B Certificates, the respective approximate percentage set forth below:
Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Swap Agreement
Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with [ ] (the "Swap Counterparty") for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $1,200,000,000. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.03%] per annum on the swap notional amount set forth below (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period ([26] days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap Notional Bbalance schedule.

Swap Agreement Notional Balance Schedule:

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

  to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

  to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

  to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses incurred for the preceding calendar month;

  distribution of additional principal to the certificates, to restore the required level of overcollateralization;

  to the holders of the Class A, Class M and Class B Certificates, to pay accrued and unpaid interest resulting from prepayment interest shortfalls allocated thereto for that distribution date, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date, as follows: first, to the Class A Certificates, on a pro rata basis, and second, sequentially to the Class M and Class B Certificates, in their order of payment priority;

  to the holders of the Class A, Class M and Class B certificates, to pay accrued and unpaid interest resulting from prepayment interest shortfalls previously allocated thereto remaining unpaid from prior distribution dates together with interest thereon, as follows: first, to the Class A Certificates, on a pro rata basis, and second, sequentially to the Class M and Class B Certificates, in their order of payment priority;

  to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates and Class B Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;

  to the holders of the Class A Certificates, to pay accrued and unpaid interest resulting from current relief act shortfalls, on a pro rata basis, to the extent unpaid from interest collections;

  to the holders of the Class M Certificates and Class B Certificates, in order of priority, to pay accrued and unpaid interest resulting from current relief act shortfalls to the extent unpaid from interest collections;

  to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  to the party named in the pooling and servicing agreement, any remaining amounts.

Net WAC Cap Schedule

Period	Net WAC CAP Rate (1) (%)	EFFECTIVE RATE (1,2) (%)	period	Net WAC CAP Rate (1) (%)	EFFECTIVE RATE (1,2) (%)
1	N/A	N/A	41	9.81	12.81
2	6.37	22.43	42	10.56	13.53
3	6.37	22.37	43	10.21	13.20
4	6.80	21.95	44	10.19	13.18
5	6.63	21.71	45	11.27	14.17
6	6.85	21.69	46	10.16	13.14
7	6.63	21.46	47	10.53	13.48
8	6.63	21.29	48	10.34	13.30
9	7.34	21.43	49	10.67	13.60
10	6.69	20.91	50	10.31	13.26
11	6.98	20.85	51	10.29	13.24
12	6.76	20.49	52	10.61	13.53
13	6.98	20.35	53	10.27	13.21
14	6.76	19.99	54	10.59	13.50
15	6.76	19.75	55	10.23	13.16
16	6.98	19.64	56	10.22	13.14
17	6.76	19.29	57	11.30	14.14
18	6.98	19.19	58	10.28	13.12
19	6.76	18.84	59	10.64	13.43
20	6.76	18.62	60	10.43	13.20
21	7.48	18.83	61	10.76	10.76
22	6.75	18.15	62	10.40	10.40
23	7.29	17.07	63	10.38	10.38
24	8.47	12.68	64	10.71	10.71
25	8.73	12.86	65	10.34	10.34
26	8.44	12.55	66	10.67	10.67
27	8.43	12.51	67	10.30	10.30
28	8.70	12.71	68	10.28	10.28
29	8.51	12.51	69	11.36	11.36
30	9.25	13.19	70	10.24	10.24
31	8.95	12.88	71	10.56	10.56
32	8.94	12.84	72	10.20	10.20
33	9.55	13.35	73	10.52	10.52
34	8.93	12.76	74	10.16	10.16
35	9.49	12.91	75	10.14	10.14
36	9.75	12.78	76	10.46	10.46
37	10.06	13.06	77	10.10	10.10
38	9.72	12.74
39	9.71	12.73
40	10.02	13.01

Notes:

(1) Assumes 1m LIBOR, 6m LIBOR, 1 year LIBOR and 1 year Treasury remain constant at 3.30%, 3.66%, 3.86% and 3.39%, respectively, in period 1. All index values increase to 20.00% after the first period.

(2) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment, if any, divided by the aggregate balance of the mortgage loans multiplied by 360 divided by actual number of days.

Class A-I Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.14	1.61	1.22	1.00	0.85	0.75
Principal Window	1 - 241	1 - 36	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	241	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	24.52	6.22	4.17	3.00	2.14	1.80
Principal Window	241 - 345	36 - 154	25 - 104	21 - 76	18 - 59	15 - 29
Principal Window Months	105	119	80	56	42	15
Class A-I-3
Avg. Life (yrs)	28.74	12.82	8.66	6.32	4.91	2.66
Principal Window	345 - 345	154 - 154	104 - 104	76 - 76	59 - 59	29 - 35
Principal Window Months	1	1	1	1	1	7

Class A-I Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.14	1.61	1.22	1.00	0.85	0.75
Principal Window	1 - 241	1 - 36	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	241	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	24.52	6.22	4.17	3.00	2.14	1.80
Principal Window	241 - 345	36 - 157	25 - 106	21 - 78	18 - 60	15 - 29
Principal Window Months	105	122	82	58	43	15
Class A-I-3
Avg. Life (yrs)	29.33	17.62	12.33	9.15	7.14	2.66
Principal Window	345 - 358	157 - 310	106 - 240	78 - 184	60 - 147	29 - 35
Principal Window Months	14	154	135	107	88	7

Class M Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.55	8.47	5.71	4.58	4.54	3.54
Principal Window	273 - 345	50 - 154	38 - 104	42 - 76	49 - 59	35 - 47
Principal Window Months	73	105	67	35	11	13
Class M-2
Avg. Life (yrs)	26.55	8.47	5.70	4.49	4.16	3.91
Principal Window	273 - 345	50 - 154	37 - 104	41 - 76	45 - 59	47 - 47
Principal Window Months	73	105	68	36	15	1
Class M-3
Avg. Life (yrs)	26.55	8.47	5.70	4.45	4.01	3.91
Principal Window	273 - 345	50 - 154	37 - 104	40 - 76	43 - 59	47 - 47
Principal Window Months	73	105	68	37	17	1
Class M-4
Avg. Life (yrs)	26.55	8.47	5.70	4.42	3.92	3.89
Principal Window	273 - 345	50 - 154	37 - 104	39 - 76	42 - 59	46 - 47
Principal Window Months	73	105	68	38	18	2
Class M-5
Avg. Life (yrs)	26.55	8.47	5.70	4.41	3.86	3.79
Principal Window	273 - 345	50 - 154	37 - 104	39 - 76	41 - 59	45 - 47
Principal Window Months	73	105	68	38	19	3
Class M-6
Avg. Life (yrs)	26.55	8.47	5.70	4.40	3.82	3.69
Principal Window	273 - 345	50 - 154	37 - 104	38 - 76	40 - 59	43 - 47
Principal Window Months	73	105	68	39	20	5
Class M-7
Avg. Life (yrs)	26.55	8.47	5.70	4.38	3.78	3.57
Principal Window	273 - 345	50 - 154	37 - 104	38 - 76	39 - 59	41 - 47
Principal Window Months	73	105	68	39	21	7
Class M-8
Avg. Life (yrs)	26.55	8.47	5.70	4.38	3.75	3.49
Principal Window	273 - 345	50 - 154	37 - 104	38 - 76	39 - 59	40 - 47
Principal Window Months	73	105	68	39	21	8
Class M-9
Avg. Life (yrs)	26.55	8.47	5.70	4.36	3.71	3.43
Principal Window	273 - 345	50 - 154	37 - 104	37 - 76	38 - 59	39 - 47
Principal Window Months	73	105	68	40	22	9
Class M-10
Avg. Life (yrs)	26.52	8.34	5.61	4.29	3.65	3.33
Principal Window	273 - 345	50 - 154	37 - 104	37 - 76	37 - 59	38 - 47
Principal Window Months	73	105	68	40	23	10

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.66	9.31	6.34	5.07	4.92	5.60
Principal Window	273 - 357	50 - 269	38 - 195	42 - 147	49 - 115	35 - 119
Principal Window Months	85	220	158	106	67	85
Class M-2
Avg. Life (yrs)	26.66	9.28	6.31	4.95	4.52	5.15
Principal Window	273 - 357	50 - 256	37 - 183	41 - 137	45 - 107	54 - 86
Principal Window Months	85	207	147	97	63	33
Class M-3
Avg. Life (yrs)	26.66	9.24	6.27	4.89	4.35	4.51
Principal Window	273 - 356	50 - 245	37 - 173	40 - 129	43 - 101	49 - 81
Principal Window Months	84	196	137	90	59	33
Class M-4
Avg. Life (yrs)	26.66	9.20	6.24	4.84	4.24	4.20
Principal Window	273 - 355	50 - 236	37 - 166	39 - 123	42 - 96	46 - 77
Principal Window Months	83	187	130	85	55	32
Class M-5
Avg. Life (yrs)	26.65	9.16	6.20	4.79	4.16	4.03
Principal Window	273 - 355	50 - 225	37 - 157	39 - 116	41 - 90	45 - 72
Principal Window Months	83	176	121	78	50	28
Class M-6
Avg. Life (yrs)	26.65	9.11	6.17	4.76	4.10	3.91
Principal Window	273 - 354	50 - 220	37 - 153	38 - 113	40 - 88	43 - 70
Principal Window Months	82	171	117	76	49	28
Class M-7
Avg. Life (yrs)	26.64	9.02	6.10	4.68	4.01	3.75
Principal Window	273 - 353	50 - 207	37 - 143	38 - 106	39 - 82	41 - 66
Principal Window Months	81	158	107	69	44	26
Class M-8
Avg. Life (yrs)	26.63	8.90	6.01	4.61	3.93	3.63
Principal Window	273 - 352	50 - 194	37 - 133	38 - 98	39 - 76	40 - 61
Principal Window Months	80	145	97	61	38	22
Class M-9
Avg. Life (yrs)	26.60	8.71	5.87	4.50	3.81	3.51
Principal Window	273 - 350	50 - 180	37 - 122	37 - 90	38 - 70	39 - 56
Principal Window Months	78	131	86	54	33	18
Class M-10
Avg. Life (yrs)	26.52	8.36	5.62	4.30	3.66	3.33
Principal Window	273 - 347	50 - 161	37 - 109	37 - 80	37 - 62	38 - 49
Principal Window Months	75	112	73	44	26	12

Aggregate Collateral Summary

Current Principal Balance	$1,177,494,225.95
Number of Mortgage Loans	7,027

	Average	Minimum	Maximum
Original Principal Balance	$167,730.99	$14,250.00	$1,500,000.00
Current Principal Balance	$167,567.13	$14,216.71	$1,500,000.00

	Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Age (mos)	1	0	15
Gross Mortgage Rate	6.995%	3.750%	11.850%
Loan-to-Value Ratio	88.57%	11.00%	107.00%
Credit Score	662	502	828

Margin (%)	5.057%	1.875%	10.860%
Initial Periodic Cap (%)	3.241%	1.000%	12.000%
Periodic Cap (%)	1.410%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.053%	8.990%	19.125%
Minimum Mortgage Rate (%)	5.873%	1.875%	11.450%
Next Rate Adj. (mos)	26	1	120

Lien Position	% of Loan Group	Loan Type	% of Loan Group
1st Lien	98.68%	Adjustable-rate	84.06%
		Fixed-rate	15.94%
Occupancy	% of Loan Group
Primary Residence	82.59%	Loan Purpose	% of Loan Group
Non-Owner Occupied	15.59%	Purchase	56.93%
Second/Vacation	1.82%	Equity Refinance	18.71%
		Rate/Term Refinance	24.37%
Documentation	% of Loan Group
Full Documentation	63.32%	Property Type	% of Loan Group
Reduced Documentation	36.68%	Single Family (detached)	71.42%
		Detached PUD	9.23%
Servicing	% of Loan Group	Two-to-four family units	7.51%
Homecomings	87.38%	Condo under 5 stories	6.82%
		Attached PUD	1.84%
Delinquency	% of Loan Group	Townhouse/rowhouse	1.63%
Current	99.92%	Condo over 8 stories	0.90%
30 to 59 Days Delinquent	0.02%	Mid-rise condo (5-8 stories)	0.35%
60 to 89 Days Delinquent	0.00%	Cooperative	0.18%
90 Days or more Delinquent	0.06%	Condotel (9 or more stories)	0.07%
		Leasehold	0.03%
Exception Category	% of Loan Group
Alternet	52.37%
Expanded Criteria	38.90%	% with Prepayment Penalty	60.80%
Home Solutions	6.78%	% over 80% LTV with MI	10.40%
Jumbo A	1.95%	% with Interest Only Period	29.84%

Aggregate Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
500 - 519	11	$1,816,806	0.15%	$165,164	78.96%
520 - 539	99	12,645,023	1.07	127,728	78.97
540 - 559	171	25,461,347	2.16	148,897	82.74
560 - 579	269	39,291,766	3.34	146,066	84.40
580 - 599	599	81,624,016	6.93	136,267	87.82
600 - 619	860	123,882,626	10.52	144,050	90.39
620 - 639	869	145,406,445	12.35	167,326	89.11
640 - 659	841	145,872,029	12.39	173,451	88.84
660 - 679	800	149,461,600	12.69	186,827	87.62
680 - 699	816	152,785,433	12.98	187,237	88.10
700 - 719	508	92,333,844	7.84	181,760	88.39
720 - 739	448	79,436,953	6.75	177,315	90.16
740 - 759	320	55,761,684	4.74	174,255	91.81
760 >=	407	70,109,178	5.95	172,258	90.11
Subtotal with Credit Scores	7,018	$1,175,888,748	99.86%	$167,553	88.58%
Not available*	9	$1,605,478	0.14%	$178,386	79.31%
Total:	7,027	$1,177,494,226	100.00%	$167,567	88.57%

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.

Aggregate Original Mortgage Loan Balance
Range of Original Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	2,194	$153,251,931	13.02%	$69,850	656	93.05%
100,001 - 200,000	2,975	428,461,665	36.39	144,021	656	90.63
200,001 - 300,000	1,122	273,026,337	23.19	243,339	661	88.48
300,001 - 400,000	386	132,706,620	11.27	343,800	664	86.29
400,001 - 500,000	195	87,519,545	7.43	448,818	672	84.18
500,001 - 600,000	87	47,524,594	4.04	546,260	682	83.03
600,001 - 700,000	35	22,838,920	1.94	652,541	703	80.07
700,001 - 800,000	12	8,767,057	0.74	730,588	678	82.52
800,001 - 900,000	4	3,445,118	0.29	861,280	682	77.52
900,001 - 1,000,000	7	6,869,449	0.58	981,350	700	72.52
1,000,001 - 1,100,000	3	3,207,954	0.27	1,069,318	733	75.00
1,100,001 - 1,200,000	1	1,146,788	0.10	1,146,788	630	59.00
1,200,001 - 1,300,000	1	1,237,500	0.11	1,237,500	698	75.00
1,400,001 - 1,500,000	5	7,490,750	0.64	1,498,150	728	74.60
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$490,516	0.04%	$490,516	693	80.00%
4.000 - 4.499	5	3,566,637	0.30	713,327	695	75.41
4.500 - 4.999	35	8,939,255	0.76	255,407	690	81.31
5.000 - 5.499	132	38,516,809	3.27	291,794	695	79.26
5.500 - 5.999	596	137,246,727	11.66	230,280	676	82.56
6.000 - 6.499	1,007	206,888,439	17.57	205,450	671	84.48
6.500 - 6.999	1,465	284,238,049	24.14	194,019	667	87.10
7.000 - 7.499	851	147,186,262	12.50	172,957	661	89.32
7.500 - 7.999	1,023	151,578,994	12.87	148,171	656	94.22
8.000 - 8.499	594	77,979,011	6.62	131,278	649	95.96
8.500 - 8.999	593	64,812,971	5.50	109,297	626	96.50
9.000 - 9.499	274	26,640,786	2.26	97,229	634	97.51
9.500 - 9.999	238	18,722,380	1.59	78,665	616	97.56
10.000 - 10.499	78	4,442,377	0.38	56,954	613	98.27
10.500 - 10.999	105	4,963,146	0.42	47,268	607	98.79
11.000 - 11.499	28	1,223,320	0.10	43,690	586	95.09
11.500 - 11.999	2	58,548	0.01	29,274	623	99.35
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.000 - 3.499	1	$490,516	0.04%	$490,516	693	80.00%
3.500 - 3.999	5	3,566,637	0.30	713,327	695	75.41
4.000 - 4.499	25	6,560,610	0.56	262,424	691	81.01
4.500 - 4.999	102	30,601,516	2.60	300,015	695	78.93
5.000 - 5.499	457	107,466,197	9.13	235,156	676	82.15
5.500 - 5.999	1,067	224,465,646	19.06	210,371	671	84.35
6.000 - 6.499	1,331	251,854,987	21.39	189,222	665	87.00
6.500 - 6.999	1,056	193,965,102	16.47	183,679	666	88.26
7.000 - 7.499	968	142,265,911	12.08	146,969	657	93.89
7.500 - 7.999	684	93,631,243	7.95	136,888	652	95.95
8.000 - 8.499	595	66,225,715	5.62	111,304	628	96.53
8.500 - 8.999	311	28,603,924	2.43	91,974	644	97.65
9.000 - 9.499	218	17,644,349	1.50	80,937	616	97.58
9.500 - 9.999	81	4,740,965	0.40	58,530	614	98.47
10.000 - 10.499	101	4,427,060	0.38	43,832	604	98.19
10.500 - 10.999	24	944,263	0.08	39,344	592	96.82
11.000 - 11.499	1	39,588	0.01	39,588	641	100.00
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	31	$5,280,432	0.45%	$170,337	643
50.01 - 55.00	21	3,235,827	0.27	154,087	604
55.01 - 60.00	36	6,787,044	0.58	188,529	624
60.01 - 65.00	49	10,905,676	0.93	222,565	647
65.01 - 70.00	117	28,200,782	2.39	241,032	654
70.01 - 75.00	188	52,848,045	4.49	281,107	668
75.01 - 80.00	1,667	341,764,334	29.02	205,018	666
80.01 - 85.00	368	68,830,378	5.85	187,039	640
85.01 - 90.00	747	136,947,187	11.63	183,330	636
90.01 - 95.00	795	137,093,062	11.64	172,444	657
95.01 - 100.00	2,963	379,314,788	32.21	128,017	676
100.01 - 105.00	44	6,030,671	0.51	137,061	712
105.01 - 110.00	1	256,000	0.02	256,000	712
Total:	7,027	$1,177,494,226	100.00%	$167,567	662

Aggregate State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	150	$18,932,164	1.61%	$126,214	646	91.71%
Alaska	3	397,565	0.03	132,522	603	86.09
Arizona	289	53,192,352	4.52	184,057	659	85.58
Arkansas	35	3,553,516	0.30	101,529	662	98.46
California	595	181,813,736	15.44	305,569	670	81.96
Colorado	172	30,869,797	2.62	179,476	664	88.77
Connecticut	46	11,880,797	1.01	258,278	651	84.74
Delaware	22	3,472,155	0.29	157,825	611	88.42
District of Columbia	14	4,062,183	0.34	290,156	683	83.00
Florida	648	120,733,976	10.25	186,318	674	86.99
Georgia	353	46,857,655	3.98	132,741	651	92.62
Hawaii	9	3,762,656	0.32	418,073	701	91.74
Idaho	37	5,590,277	0.47	151,089	675	90.39
Illinois	372	62,899,300	5.34	169,084	656	90.26
Indiana	208	22,935,147	1.95	110,265	661	94.91
Iowa	45	4,792,025	0.41	106,489	641	95.71
Kansas	69	7,670,661	0.65	111,169	664	94.31
Kentucky	90	9,616,585	0.82	106,851	655	93.45
Louisiana	115	13,655,894	1.16	118,747	651	95.21
Maine	33	4,112,415	0.35	124,619	639	86.88
Maryland	248	59,296,328	5.04	239,098	649	87.81
Massachusetts	81	21,355,196	1.81	263,644	657	84.69
Michigan	323	42,577,320	3.62	131,818	657	92.46
Minnesota	98	17,667,066	1.50	180,276	669	91.67
Mississippi	72	7,247,485	0.62	100,660	642	97.38
Missouri	183	21,765,560	1.85	118,937	661	94.65
Montana	2	262,900	0.02	131,450	752	100.00
Nebraska	18	1,863,542	0.16	103,530	653	96.06
Nevada	98	19,892,463	1.69	202,984	669	84.38
New Hampshire	12	2,126,959	0.18	177,247	643	88.55
New Jersey	113	31,150,588	2.65	275,669	688	83.81
New Mexico	39	4,803,973	0.41	123,179	658	87.63
New York	109	28,019,996	2.38	257,064	681	81.89
North Carolina	233	26,433,322	2.24	113,448	652	91.85
North Dakota	1	71,000	0.01	71,000	724	100.00
Ohio	257	28,749,475	2.44	111,866	660	94.53
Oklahoma	86	7,697,678	0.65	89,508	642	94.03
Oregon	66	10,452,800	0.89	158,376	658	87.96
Pennsylvania	207	28,852,010	2.45	139,382	658	91.54
Rhode Island	27	5,362,386	0.46	198,607	670	87.57
South Carolina	135	15,298,104	1.30	113,319	648	93.38
South Dakota	6	581,088	0.05	96,848	660	89.81
Tennessee	171	20,540,278	1.74	120,119	651	95.61
Texas	363	41,129,971	3.49	113,306	663	93.32
Utah	103	14,878,086	1.26	144,447	676	87.95
Vermont	6	1,216,294	0.10	202,716	669	85.54
Virginia	337	61,171,719	5.20	181,518	659	89.36
Washington	163	26,310,960	2.23	161,417	671	90.67
West Virginia	8	971,121	0.08	121,390	663	96.15
Wisconsin	146	17,716,386	1.50	121,345	649	92.81
Wyoming	11	1,231,317	0.10	111,938	657	92.55
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	1,058	$220,255,463	18.71%	$208,181	660	85.16%
Purchase	4,307	670,290,404	56.93	155,628	676	90.51
Rate/Term Refinance	1,662	286,948,359	24.37	172,652	632	86.66
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Occupancy
Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Non-owner Occupied	1,264	$183,610,683	15.59%	$145,262	716	88.01%
Primary Residence	5,665	972,503,363	82.59	171,669	652	88.73
Second/Vacation	98	21,380,180	1.82	218,165	681	86.01
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single family detached	5,318	$840,930,409	71.42%	$158,129	654	89.17%
Planned Unit Developments (detatched)	500	108,660,646	9.23	217,321	673	89.12
Two-to-four family units	427	88,474,538	7.51	207,200	701	85.14
Condo Low-Rise (less than 5 stories)	474	80,312,320	6.82	169,435	678	86.87
Planned Unit Developments (attatched)	120	21,716,669	1.84	180,972	677	90.73
Townhouse	124	19,144,196	1.63	154,389	653	88.5
Condo High-Rise (9 stories or more)	33	10,542,670	0.90	319,475	687	80.39
Mid-Rise condo (5 to 8 stories)	15	4,140,578	0.35	276,039	742	78.29
Cooperative	8	2,157,274	0.18	269,659	692	74.61
Condotel (9 or more stories)	2	790,898	0.07	395,449	717	77.00
Leasehold	3	374,670	0.03	124,890	668	92.66
Manufactured Home	3	249,358	0.02	83,119	576	82.20
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Documentation Type
Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	5,027	$745,600,502	63.32%	$148,319	652	91.21%
Reduced Documentation	2,000	431,893,724	36.68	215,947	681	84.02
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Prepayment Penalty Term
Prepayment Penalty	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	294	$62,989,811	5.35%	$214,251	665	86.28%
24 Months	2,956	492,834,599	41.85	166,723	644	88.89
36 Months	955	130,115,711	11.05	136,247	677	91.46
60 Months	36	9,754,662	0.83	270,963	701	81.15
None	2,739	461,632,698	39.20	168,541	674	88.32
Other	47	20,166,744	1.71	429,080	699	78.87
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.

Aggregate Maximum Mortgage Rate
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,578	$187,686,091	15.94%	$118,939	682	92.39%
8.000 - 8.999	1	242,100	0.02	242,100	645	80.00
9.000 - 9.999	4	1,036,567	0.09	259,142	672	84.68
10.000 - 10.999	68	14,814,677	1.26	217,863	695	82.88
11.000 - 11.999	703	159,835,422	13.57	227,362	676	82.00
12.000 - 12.999	1,779	378,743,216	32.17	212,897	664	84.65
13.000 - 13.999	1,542	250,490,907	21.27	162,445	656	92.01
14.000 - 14.999	933	122,391,349	10.39	131,180	632	96.14
15.000 - 15.999	309	35,682,984	3.03	115,479	607	97.03
16.000 - 16.999	59	8,774,832	0.75	148,726	633	88.13
17.000 - 17.999	39	12,121,872	1.03	310,817	709	79.93
18.000 - 18.999	11	5,446,209	0.46	495,110	673	75.73
19.000 - 19.999	1	228,000	0.02	228,000	633	80.00
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Next Rate Adjustment Date
Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,578	$187,686,091	15.94%	$118,939	682	92.39%
July 2005	1	152,000	0.01	152,000	680	80.00
August 2005	10	4,090,729	0.35	409,073	712	77.88
September 2005	68	26,505,781	2.25	389,791	699	77.83
October 2005	55	23,553,575	2.00	428,247	700	77.72
November 2005	2	590,500	0.05	295,250	717	85.05
December 2005	3	1,427,500	0.12	475,833	706	75.23
January 2006	2	737,485	0.06	368,742	724	90.65
February 2006	3	1,149,180	0.10	383,060	695	85.91
March 2006	3	1,071,210	0.09	357,070	744	79.34
April 2006	4	1,573,038	0.13	393,259	689	80.00
May 2006	1	76,703	0.01	76,703	640	80.00
August 2006	1	48,691	0.01	48,691	634	80.00
September 2006	3	341,035	0.03	113,678	582	95.46
October 2006	4	740,519	0.06	185,130	612	86.61
November 2006	4	742,948	0.06	185,737	682	87.18
December 2006	7	2,069,953	0.18	295,708	672	85.09
January 2007	6	1,513,316	0.13	252,219	626	78.91
February 2007	28	5,203,587	0.44	185,842	677	83.02
March 2007	125	25,963,115	2.20	207,705	655	83.50
April 2007	909	167,252,196	14.20	183,996	647	86.77
May 2007	2,740	473,139,295	40.18	172,679	642	88.84
June 2007	303	43,239,897	3.67	142,706	649	97.05
August 2007	1	389,556	0.03	389,556	730	80.00
October 2007	1	109,645	0.01	109,645	686	85.00
November 2007	3	448,342	0.04	149,447	715	94.55
December 2007	7	2,021,668	0.17	288,810	687	80.15
January 2008	7	1,656,641	0.14	236,663	683	86.47
February 2008	32	6,383,922	0.54	199,498	699	83.35
March 2008	41	6,991,439	0.59	170,523	688	82.22
April 2008	137	23,759,071	2.02	173,424	694	88.22
May 2008	275	47,818,656	4.06	173,886	677	88.12
June 2008	348	50,711,003	4.31	145,721	719	96.32
August 2009	2	524,600	0.04	262,300	701	89.09
September 2009	2	613,166	0.05	306,583	695	85.09
November 2009	4	890,655	0.08	222,664	688	89.32
December 2009	5	1,995,297	0.17	399,059	713	79.72
January 2010	13	2,886,729	0.25	222,056	704	85.58
February 2010	24	5,590,923	0.47	232,955	706	79.83
March 2010	43	9,670,123	0.82	224,887	691	81.28
April 2010	44	9,274,437	0.79	210,783	687	81.86
May 2010	65	14,655,648	1.24	225,472	688	85.56
June 2010	57	11,115,293	0.94	195,005	694	83.31
November 2011	1	93,926	0.01	93,926	701	95.00
December 2011	1	200,000	0.02	200,000	694	80.00
February 2012	6	872,971	0.07	145,495	733	91.09
March 2012	14	1,532,373	0.13	109,455	699	87.08
April 2012	8	2,096,884	0.18	262,110	716	86.92
May 2012	7	1,635,569	0.14	233,653	704	86.65
June 2012	17	4,022,755	0.34	236,633	693	83.04
December 2014	1	189,590	0.02	189,590	686	80.00
June 2015	1	475,000	0.04	475,000	742	60.00
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Aggregate Note Margin
Range of Note Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,578	$187,686,091	15.94%	$118,939	682	92.39%
1.500 - 1.999	1	1,500,000	0.13	1,500,000	668	73.00
2.000 - 2.499	275	68,055,565	5.78	247,475	688	81.35
2.500 - 2.999	111	35,734,290	3.03	321,931	706	80.15
3.000 - 3.499	704	113,272,303	9.62	160,898	719	89.58
3.500 - 3.999	101	30,277,070	2.57	299,773	707	79.77
4.000 - 4.499	380	80,784,575	6.86	212,591	678	84.61
4.500 - 4.999	496	107,292,180	9.11	216,315	660	82.11
5.000 - 5.499	780	151,017,515	12.83	193,612	653	87.26
5.500 - 5.999	639	117,674,620	9.99	184,154	642	87.12
6.000 - 6.499	576	101,879,405	8.65	176,874	637	92.07
6.500 - 6.999	469	70,270,467	5.97	149,830	620	94.09
7.000 - 7.499	424	55,554,308	4.72	131,024	611	96.59
7.500 - 7.999	226	26,538,828	2.25	117,428	607	95.87
8.000 - 8.499	135	15,286,236	1.30	113,231	602	97.23
8.500 - 8.999	86	8,968,722	0.76	104,287	595	96.62
9.000 - 9.499	25	3,117,726	0.26	124,709	603	95.52
9.500 - 9.999	18	2,225,231	0.19	123,624	601	99.05
10.000 - 10.499	2	255,791	0.02	127,895	594	100.00
10.500 - 10.999	1	103,302	0.01	103,302	526	85.00
Total:	7,027	$1,177,494,226	100.00%	$167,567	662	88.57%

Group I Collateral Summary

Current Principal Balance	$655,758,575.57
Number of Mortgage Loans	3,073

	Average	Minimum	Maximum
Original Principal Balance	$213,620.38	$15,000	$1,500,000
Current Principal Balance	$213,393.61	14,920.09	$1,500,000

	Weighted Average	Minimum	Maximum
Original Term (mos)	359	120	360
Age (mos)	2	0	10
Gross Mortgage Rate	6.87%	3.75%	11.85%
Loan-to-Value Ratio	87.52%	11.00%	107.00%
Credit Score	665	502	814

Margin (%)	4.96%	1.88%	10.86%
Initial Periodic Cap (%)	3.367%	1.000%	7.000%
Periodic Cap (%)	1.503%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.020%	8.990%	19.125%
Minimum Mortgage Rate (%)	5.730%	1.880%	11.450%
Next Rate Adj. (mos)	25	1	120

Lien Position	% of Loan Group	Loan Type	% of Loan Group
1st Lien	98.92%	Adjustable-rate	83.16%
		Fixed-rate	16.84%
Occupancy	% of Loan Group
Primary Residence	88.14%	Loan Purpose	% of Loan Group
Non-Owner Occupied	9.91%	Purchase	65.90%
Second/Vacation	1.95%	Equity Refinance	18.15%
		Rate/Term Refinance	15.95%
Documentation	% of Loan Group
Full Documentation	52.97%	Property Type	% of Loan Group
Reduced Documentation	47.03%	Single Family (detached)	69.36%
		Detached PUD	11.56%
Servicing	% of Loan Group	Condo under 5 stories	6.99%
Homecomings	83.15%	Two-to-four family units	6.96%
		Attached PUD	1.78%
Delinquency	% of Loan Group	Condo over 8 stories	1.31%
Current	99.85%	Townhouse/rowhouse	1.31%
30 to 59 Days Delinquent	0.04%	Mid-rise condo (5-8 stories)	0.39%
60 to 89 Days Delinquent	0.00%	Cooperative	0.21%
90 Days or more Delinquent	0.10%	Condotel (9 or more stories)	0.07%
		Leasehold	0.02%
Exception Category	% of Loan Group	Manufactured Home	0.02%
Alternet	45.67%
Expanded Criteria	47.57%	% over Prepayment Penalty	60.94%
Home Solutions	4.04%	% over 80% LTV with MI	11.36%
Jumbo A	2.71%	% with Interest Only Period	32.52%

Group I Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
500 - 519	8	1,377,787	0.21	172,223	79.31
520 - 539	37	5,575,536	0.85	150,690	78.43
540 - 559	68	10,729,461	1.64	157,786	83.94
560 - 579	104	16,462,844	2.51	158,297	85.12
580 - 599	228	36,727,457	5.60	161,085	87.40
600 - 619	380	66,638,295	10.16	175,364	90.54
620 - 639	376	79,404,436	12.11	211,182	87.94
640 - 659	378	84,772,332	12.93	224,265	87.74
660 - 679	401	94,593,137	14.42	235,893	86.80
680 - 699	379	92,025,650	14.03	242,812	86.72
700 - 719	232	55,748,720	8.50	240,296	86.16
720 - 739	186	42,425,206	6.47	228,093	89.18
740 - 759	126	29,583,927	4.51	234,793	89.91
760 >=	165	38,809,400	5.92	235,208	86.79
Subtotal with Credit Scores	3,068	$654,874,189	99.87%	$213,453	87.53%
Not available*	5	$884,386	0.13%	$176,877	81.67%
Total:	3,073	$655,758,576	100.00%	$213,394	87.52%

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.

Group I Original Mortgage Loan Balance
Range of Original Balances ($)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
1 - 100,000	702	$49,330,670	7.52%	$70,272	653	92.21%
100,001 - 200,000	1,112	170,009,047	25.93	152,886	653	91.02
200,001 - 300,000	650	158,591,654	24.18	243,987	663	89.07
300,001 - 400,000	277	96,930,365	14.78	349,929	669	86.38
400,001 - 500,000	185	82,953,683	12.65	448,398	670	84.32
500,001 - 600,000	82	44,868,870	6.84	547,181	678	83.36
600,001 - 700,000	32	20,909,670	3.19	653,427	701	80.64
700,001 - 800,000	12	8,767,057	1.34	730,588	678	82.52
800,001 - 900,000	4	3,445,118	0.53	861,280	682	77.52
900,001 - 1,000,000	7	6,869,449	1.05	981,350	700	72.52
1,000,001 - 1,100,000	3	3,207,954	0.49	1,069,318	733	75.00
1,100,001 - 1,200,000	1	1,146,788	0.17	1,146,788	630	59.00
1,200,001 - 1,300,000	1	1,237,500	0.19	1,237,500	698	75.00
1,400,001 - 1,500,000	5	7,490,750	1.14	1,498,150	728	74.60
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$490,516	0.07%	$490,516	693	80.00%
4.000 - 4.499	5	3,566,637	0.54	713,327	695	75.41
4.500 - 4.999	20	6,176,400	0.94	308,820	685	81.49
5.000 - 5.499	80	28,291,879	4.31	353,648	698	79.04
5.500 - 5.999	298	86,916,705	13.25	291,667	679	82.62
6.000 - 6.499	479	123,229,579	18.79	257,264	675	83.77
6.500 - 6.999	657	160,087,397	24.41	243,664	668	86.88
7.000 - 7.499	374	78,770,147	12.01	210,615	666	88.21
7.500 - 7.999	439	78,625,728	11.99	179,102	656	93.63
8.000 - 8.499	219	35,828,143	5.46	163,599	641	95.38
8.500 - 8.999	231	29,697,182	4.53	128,559	624	96.55
9.000 - 9.499	95	10,708,990	1.63	112,726	623	97.01
9.500 - 9.999	90	8,203,783	1.25	91,153	619	97.10
10.000 - 10.499	30	2,034,483	0.31	67,816	611	96.91
10.500 - 10.999	44	2,513,814	0.38	57,132	608	98.29
11.000 - 11.499	10	577,604	0.09	57,760	573	92.06
11.500 - 11.999	1	39,588	0.01	39,588	641	100.00
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.000 - 3.499	1	$490,516	0.07%	$490,516	693	80.00%
3.500 - 3.999	5	3,566,637	0.54	713,327	695	75.41
4.000 - 4.499	13	4,166,021	0.64	320,463	684	80.09
4.500 - 4.999	68	23,706,521	3.62	348,625	700	79.40
5.000 - 5.499	229	67,255,995	10.26	293,694	678	81.97
5.500 - 5.999	500	134,062,148	20.44	268,124	675	84.00
6.000 - 6.499	585	139,334,730	21.25	238,179	665	86.36
6.500 - 6.999	499	111,018,586	16.93	222,482	670	87.47
7.000 - 7.499	397	71,810,000	10.95	180,882	658	93.18
7.500 - 7.999	271	45,338,379	6.91	167,300	647	95.86
8.000 - 8.499	232	30,644,706	4.67	132,089	624	96.07
8.500 - 8.999	114	12,271,264	1.87	107,643	640	97.25
9.000 - 9.499	75	7,036,785	1.07	93,824	615	97.02
9.500 - 9.999	33	2,401,525	0.37	72,773	611	97.37
10.000 - 10.499	43	2,262,428	0.35	52,615	602	97.02
10.500 - 10.999	7	352,747	0.05	50,392	582	95.61
11.000 - 11.499	1	39,588	0.01	39,588	641	100.00
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	15	$3,380,381	0.52%	$225,359	661
50.01 - 55.00	10	1,561,029	0.24	156,103	610
55.01 - 60.00	19	4,486,566	0.68	236,135	632
60.01 - 65.00	20	6,078,221	0.93	303,911	675
65.01 - 70.00	54	15,897,701	2.42	294,402	672
70.01 - 75.00	96	38,096,011	5.81	396,833	679
75.01 - 80.00	824	213,508,087	32.56	259,112	670
80.01 - 85.00	159	36,596,661	5.58	230,168	646
85.01 - 90.00	344	75,738,429	11.55	220,170	643
90.01 - 95.00	361	75,730,741	11.55	209,780	658
95.01 - 100.00	1,154	181,874,775	27.74	157,604	674
100.01 - 105.00	16	2,553,974	0.39	159,623	704
105.01 - 110.00	1	256,000	0.04	256,000	712
Total:	3,073	$655,758,576	100.00%	$213,394	665

Group I State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	59	$9,870,882	1.51%	$167,303	645	89.73%
Alaska	3	397,565	0.06	132,522	603	86.09
Arizona	135	31,164,553	4.75	230,849	661	85.52
Arkansas	13	1,657,490	0.25	127,499	658	98.34
California	390	135,095,714	20.60	346,399	673	82.23
Colorado	66	13,685,268	2.09	207,353	659	88.63
Connecticut	35	9,829,920	1.50	280,855	653	84.32
Delaware	4	708,947	0.11	177,237	601	90.74
District of Columbia	8	3,025,385	0.46	378,173	684	82.59
Florida	342	76,692,707	11.70	224,248	677	86.63
Georgia	138	21,138,828	3.22	153,180	644	91.48
Hawaii	8	3,288,517	0.50	411,065	693	90.55
Idaho	12	2,405,110	0.37	200,426	653	94.26
Illinois	166	33,366,867	5.09	201,005	665	90.22
Indiana	66	8,712,133	1.33	132,002	657	93.78
Iowa	12	1,579,510	0.24	131,626	648	96.00
Kansas	23	2,895,331	0.44	125,884	641	92.39
Kentucky	25	3,223,368	0.49	128,935	657	92.35
Louisiana	49	7,092,191	1.08	144,739	658	95.52
Maine	16	2,303,221	0.35	143,951	645	84.73
Maryland	139	38,519,914	5.87	277,122	651	87.78
Massachusetts	47	14,180,853	2.16	301,720	667	85.37
Michigan	98	14,788,990	2.26	150,908	653	92.23
Minnesota	45	9,700,242	1.48	215,561	668	92.32
Mississippi	25	2,943,091	0.45	117,724	661	98.23
Missouri	60	8,568,425	1.31	142,807	666	93.37
Nebraska	7	818,318	0.12	116,903	662	100.00
Nevada	50	11,290,085	1.72	225,802	678	85.27
New Hampshire	7	1,388,191	0.21	198,313	638	89.60
New Jersey	65	21,765,895	3.32	334,860	686	84.20
New Mexico	11	1,785,172	0.27	162,288	672	80.07
New York	61	19,702,385	3.00	322,990	683	82.47
North Carolina	89	11,440,303	1.74	128,543	647	92.25
Ohio	93	11,265,617	1.72	121,136	649	94.24
Oklahoma	25	2,555,808	0.39	102,232	645	94.80
Oregon	28	4,773,979	0.73	170,499	666	89.01
Pennsylvania	75	14,179,880	2.16	189,065	666	89.12
Rhode Island	16	3,572,243	0.54	223,265	668	86.87
South Carolina	50	6,878,468	1.05	137,569	653	92.85
South Dakota	1	74,935	0.01	74,935	721	100.00
Tennessee	59	8,186,573	1.25	138,755	641	96.27
Texas	141	19,607,133	2.99	139,058	665	92.53
Utah	33	6,381,430	0.97	193,377	683	84.44
Vermont	3	584,926	0.09	194,975	678	92.39
Virginia	134	29,929,914	4.56	223,358	662	88.87
Washington	74	13,879,336	2.12	187,559	667	91.23
West Virginia	2	277,910	0.04	138,955	703	100.00
Wisconsin	60	7,948,442	1.21	132,474	649	92.59
Wyoming	5	636,612	0.10	127,322	663	93.99
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Loan Purpose
Loan Purpose	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	436	$119,048,276	18.15%	$273,047	664	82.86%
Purchase	2,117	432,112,795	65.90	204,116	675	89.19
Rate/Term Refinance	520	104,597,504	15.95	201,149	629	85.93
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Occupancy
Occupancy Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Investment Property	386	$64,967,249	9.91%	$168,309	712	84.76%
Owner Occupied	2,640	577,987,325	88.14	218,935	660	87.93
Second/Vacation	47	12,804,002	1.95	272,426	684	83.13
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Property Type
Property Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	2,249	$454,813,384	69.36%	$202,229	658	88.01%
Detached Planned Unit Development	292	75,824,212	11.56	259,672	672	88.37
Condo under 5 stories	213	45,861,651	6.99	215,313	682	86.32
Two-to-four family units	180	45,647,961	6.96	253,600	696	84.20
Attached Planned Unit Development	58	11,686,735	1.78	201,495	676	90.08
Condo over 8 stories	23	8,621,523	1.31	374,849	690	80.52
Townhouse/rowhouse	45	8,602,428	1.31	191,165	658	88.44
Mid-rise condo (5-8 stories)	6	2,559,082	0.39	426,514	760	75.24
Cooperative	3	1,348,729	0.21	449,576	703	71.99
Condotel (9 or more stories)	1	478,898	0.07	478,898	700	77.00
Leasehold	1	159,879	0.02	159,879	702	100.00
Manufactured Home	2	154,093	0.02	77,047	517	71.19
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Documentation Type
Documentation Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,893	$347,353,243	52.97%	$183,494	650	90.40%
Reduced Documentation	1,180	308,405,333	47.03	261,360	683	84.27
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Prepayment Penalty Term
Prepayment Penalty	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	161	$42,908,857	6.54%	$266,515	670	85.05%
24 Months	1,260	264,061,724	40.27	209,573	650	88.39
36 Months	382	65,796,759	10.03	172,243	677	89.55
60 Months	36	9,754,662	1.49	270,963	701	81.15
None	1,201	256,113,152	39.06	213,250	674	87.39
Other	33	17,123,421	2.61	518,892	699	77.99
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.

Group I Maximum Mortgage Rate
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	721	$110,424,306	16.84%	$153,154	683	90.63%
8.000 - 8.999	1	242,100	0.04	242,100	645	80.00
9.000 - 9.999	4	1,036,567	0.16	259,142	672	84.68
10.000 - 10.999	28	8,403,654	1.28	300,130	693	82.61
11.000 - 11.999	328	92,217,096	14.06	281,150	674	82.23
12.000 - 12.999	799	219,919,506	33.54	275,243	669	83.80
13.000 - 13.999	639	128,973,214	19.67	201,836	659	91.30
14.000 - 14.999	367	57,646,886	8.79	157,076	629	96.39
15.000 - 15.999	127	17,239,138	2.63	135,741	609	96.67
16.000 - 16.999	25	5,012,644	0.76	200,506	631	85.31
17.000 - 17.999	25	9,504,002	1.45	380,160	715	79.70
18.000 - 18.999	8	4,911,462	0.75	613,933	676	75.27
19.000 - 19.999	1	228,000	0.03	228,000	633	80.00
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Next Rate Adjustment Date
Next Rate Adjustment Date	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	721	$110,424,306	16.84%	$153,154	683	90.63%
July 2005	1	152,000	0.02	152,000	680	80.00
August 2005	9	4,014,729	0.61	446,081	713	77.84
September 2005	49	22,510,437	3.43	459,397	699	77.62
October 2005	35	19,207,019	2.93	548,772	705	77.45
December 2005	2	1,179,500	0.18	589,750	705	74.23
January 2006	1	482,687	0.07	482,687	725	91.00
February 2006	2	881,506	0.13	440,753	699	85.27
March 2006	2	917,766	0.14	458,883	766	75.89
April 2006	3	1,465,323	0.22	488,441	689	80.00
September 2006	2	199,172	0.03	99,586	555	92.22
October 2006	2	452,732	0.07	226,366	631	89.30
November 2006	2	473,042	0.07	236,521	712	87.41
December 2006	6	2,004,585	0.31	334,098	676	84.93
January 2007	3	1,166,645	0.18	388,882	645	76.24
February 2007	14	3,183,440	0.49	227,389	673	79.49
March 2007	65	15,916,618	2.43	244,871	654	82.22
April 2007	422	101,386,264	15.46	240,252	654	86.32
May 2007	1,136	240,780,920	36.72	211,955	646	88.77
June 2007	133	22,328,977	3.41	167,887	645	96.97
August 2007	1	389,556	0.06	389,556	730	80.00
October 2007	1	109,645	0.02	109,645	686	85.00
November 2007	1	223,446	0.03	223,446	745	100.00
December 2007	4	1,444,338	0.22	361,085	704	80.16
January 2008	3	868,469	0.13	289,490	687	84.85
February 2008	11	3,251,809	0.50	295,619	697	83.57
March 2008	24	4,056,166	0.62	169,007	675	81.16
April 2008	66	14,548,520	2.22	220,432	693	86.86
May 2008	104	23,606,523	3.60	226,986	665	85.71
June 2008	117	19,861,228	3.03	169,754	718	95.88
August 2009	1	367,000	0.06	367,000	688	93.00
November 2009	3	799,603	0.12	266,534	692	90.38
December 2009	5	1,995,297	0.30	399,059	713	79.72
January 2010	8	2,129,329	0.32	266,166	702	86.81
February 2010	14	4,274,311	0.65	305,308	703	78.96
March 2010	21	5,498,937	0.84	261,854	684	81.59
April 2010	21	5,801,499	0.88	276,262	690	83.20
May 2010	28	8,046,984	1.23	287,392	680	85.35
June 2010	15	4,588,214	0.70	305,881	680	81.98
February 2012	2	427,871	0.07	213,935	735	98.73
March 2012	2	257,087	0.04	128,544	652	80.00
April 2012	3	1,120,529	0.17	373,510	742	88.81
May 2012	2	764,047	0.12	382,024	679	83.61
June 2012	5	1,725,500	0.26	345,100	672	80.00
June 2015	1	475,000	0.07	475,000	742	60.00
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

Group I Note Margin
Range of Note Margins (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	721	$110,424,306	16.84%	$153,154	683	90.63%
1.500 - 1.999	1	1,500,000	0.23	1,500,000	668	73.00
2.000 - 2.499	162	46,494,972	7.09	287,006	685	81.61
2.500 - 2.999	60	24,007,777	3.66	400,130	700	80.38
3.000 - 3.499	229	47,301,674	7.21	206,558	711	87.41
3.500 - 3.999	55	21,373,378	3.26	388,607	711	79.00
4.000 - 4.499	176	50,412,982	7.69	286,437	677	81.96
4.500 - 4.999	215	59,455,974	9.07	276,539	666	81.65
5.000 - 5.499	350	83,744,288	12.77	239,269	660	87.76
5.500 - 5.999	284	65,403,117	9.97	230,293	649	86.65
6.000 - 6.499	245	55,781,044	8.51	227,678	644	92.37
6.500 - 6.999	204	37,279,082	5.68	182,741	620	93.49
7.000 - 7.499	163	25,007,990	3.81	153,423	614	97.45
7.500 - 7.999	92	13,031,709	1.99	141,649	606	95.72
8.000 - 8.499	64	8,136,822	1.24	127,138	602	97.49
8.500 - 8.999	31	3,432,355	0.52	110,721	595	95.40
9.000 - 9.499	11	1,699,310	0.26	154,483	590	92.13
9.500 - 9.999	8	1,115,586	0.17	139,448	608	99.36
10.000 - 10.499	1	52,908	0.01	52,908	584	100.00
10.500 - 10.999	1	103,302	0.02	103,302	526	85.00
Total:	3,073	$655,758,576	100.00%	$213,394	665	87.52%

CSFB Contacts
	name	phone extension
Asset Finance:	Brendan J. Keane	(212) 325-6459
	John Herbert	(212) 325-2412
	Kenny Rosenberg	(212) 325-3587
	Ryan T. Stroker	(212) 325-0391
	Carrina Chan - Structuring	(212) 325-2384
	Kashif Gilani - Collateral	(212) 325-8697

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549
	Garrett Smith	(212) 325-8549

Rating Agency Contacts
	name	phone extension
Moody's:	Shelly Garg	(212) 553-7922
S&P:	Monica Perelmuter	(212) 438-6309
Fitch:	Laura Pokojni	(212) 908-0228